Long-term royalty payable	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
Long-term royalty payable
16. Long-term royalty payable:

	December 31,
	2023	2022
Balance, beginning of year	$5,538	$9,947
Accretion expense	240	791
Repayment	(8,687)	(5,200)
Loss on extinguishment	2,909	—
Balance, end of year	—	5,538
Less: current portion	—	1,162
Long-term portion	$—	$4,376

In April 2023, the Company and Cartesian Capital Group ("Cartesian") entered into a settlement agreement to terminate the Tranche 1 Financing and the Consent Agreement in exchange for mutual releases and cash consideration, which included the release of the security interest in the Company's HPDI 2.0TM fuel system intellectual property. The Company repaid Cartesian $8,687 on April 3, 2023 and recorded a $2,909 loss on extinguishment during the year ended December 31, 2023.